UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2003

VERIDIAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31342	54-1387657
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 South Hayes Street, Suite 1100, Arlington, Virginia	22202-5005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 575-3100

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

99.1	Press Release dated February 19, 2003 announcing earnings for the three month period ended December 31, 2002 and the fiscal year ended December 31, 2002.

Item 9. Regulation FD Disclosure.

     On February 19, 2003, Veridian issued a press release regarding its earnings for the three month period ended December 31, 2002 and the fiscal year ended December 31, 2002. A copy of the press release is set forth as Exhibit 99.1 hereto. This exhibit is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIDIAN CORPORATION

By: /s/ JERALD S. HOWE, JR. Name: Jerald S. Howe, Jr. Title: Senior Vice President and General Counsel

Date: February 19, 2003

EXHIBIT INDEX

Exhibit

99.1	Press Release dated February 19, 2003 announcing earnings for the three month period ended December 31, 2002 and the fiscal year ended December 31, 2002.